As filed with the Securities and Exchange Commission on August 13, 2002


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 13, 2002


Commission File     Exact name of registrant as specified in its charter,           I.R.S. Employer
   Number          state of incorporation, address of principal executive       Identification Number
                                offices, and telephone number

   1-15929                          Progress Energy, Inc.                            56-2155481
                                  410 S. Wilmington Street
                              Raleigh, North Carolina 27601-1748
                                  Telephone: (919) 546-6411
                            State of Incorporation: North Carolina


The address of the registrant has not changed since the last report.

ITEM 9.   REGULATION FD DISCLOSURE

          The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

          On August 13, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, the registrant delivered to the Securities and Exchange Commission (the "Commission") sworn statements of William Cavanaugh III, the registrant's principal executive officer, and Peter M. Scott III, the registrant's principal financial officer, both in the form specified by the Commission. Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

          On August 13, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of William Cavanaugh III, the registrant's chief executive officer, and Peter M. Scott III, the registrant's chief financial officer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.3 and 99.4.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PROGRESS ENERGY, INC.

                                    Registrant

                                    By:     /s/ Robert H. Bazemore, Jr.
                                            ------------------------------------
                                    Robert H. Bazemore, Jr.
                                    Vice President and Controller
                                    (Chief Accounting Officer)



Date: August 13, 2002

                                  EXHIBIT INDEX


99.1      Section 21(a)(1) Sworn Statement of Chief Executive Officer
99.2      Section 21(a)(1) Sworn Statement of Chief Financial Officer
99.3      Section 906 Certificate of Chief Executive Officer
99.4      Section 906 Certificate of Chief Financial Officer

                                                                    Exhibit 99.1


                   Statement Under Oath of Principal Executive
                     Officer and Principal Financial Officer
                   Regarding Facts and Circumstances Relating
                             To Exchange Act Filings

I, William Cavanaugh III, Chairman, President and Chief Executive Officer of Progress Energy, Inc., state and attest that:

          (1) To the best of my knowledge, based upon a review of the covered reports of Progress Energy, Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


          (2) I have reviewed the contents of this statement with the Company's audit committee.

          (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the year ended December 31, 2001 of Progress Energy, Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Progress Energy, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.



/s/ William Cavanaugh III            Subscribed and sworn to before me this 13th
---------------------------                                                 ----
William Cavanaugh III                day of August 2002.
Chairman, President and
Chief Executive Officer              /s/ Debra C. Johnson
                                     -------------------------------------------
August 13, 2002                      Notary Public

                                     My Commission Expires: August 8, 2004

                                                                    Exhibit 99.2


                   Statement Under Oath of Principal Executive
                     Officer and Principal Financial Officer
                   Regarding Facts and Circumstances Relating
                             To Exchange Act Filings

I, Peter M. Scott III, Executive Vice President and Chief Financial Officer of Progress Energy, Inc., state and attest that:

          (1) To the best of my knowledge, based upon a review of the covered reports of Progress Energy, Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2) I have reviewed the contents of this statement with the Company's audit committee.

          (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the year ended December 31, 2001 of Progress Energy, Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Progress Energy, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.



/s/ Peter M. Scott III             Subscribed and sworn to before me this 13th
----------------------                                                    ----
Peter M. Scott III                 day of August 2002.
Executive Vice President and
Chief Financial Officer             /s/ Debra C. Johnson
                                   --------------------------------------------
August 13, 2002                    Notary Public

                                   My Commission Expires: August 8, 2004

                                                                    Exhibit 99.3


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of Progress Energy, Inc. (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Cavanaugh III, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ William Cavanaugh III
-------------------------
William Cavanaugh III
Chairman, President and
Chief Executive Officer
August 13, 2002

                                                                    Exhibit 99.4



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of Progress Energy, Inc. (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter M. Scott III, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Peter M. Scott III
----------------------
Peter M. Scott III
Executive Vice President and
Chief Financial Officer
August 13, 2002